                                                                   EXHIBIT 23.3

                                   CONSENT

We hereby consent to the incorporation by reference in this registration statement on Form S-3 of the reference to us and to the resource study dated September 17, 1997 prepared by us included in Syntroleum Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

                                          Petroconsultants, Inc.

                                          By: /s/ Mark Rose
                                              V.P--IHS Energy
                                              reference S-43, 44

April 24, 2000